EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report of National Home Health Care Corp. (the "Company") on Form 10-K for the year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Fialkow, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 29, 2002


                                          /s/ Steven Fialkow
                                          --------------------------------------
                                          Steven Fialkow
                                          Principal Executive Officer